EXHIBIT 10.8


	JLG Industries, Inc.
	Supplemental Executive Retirement Plan

	Effective June 1, 1995




Section 1.	Establishment and Purpose of the Plan.

	1.1.  	Establishment.  Effective June 1, 1995, the Company established the
Plan for the benefit of the Participants and, in the case of Participants described in Section 0, for the purpose of replacing their benefits under the
Prior Plan.

	1.2.	Purpose.  The Plan is an unfunded plan maintained primarily for the purpose of providing deferred compensation to a select group of management and highly compensated employees.  The Plan provides supplemental retirement income to Participants in excess of their employer-provided benefits under certain other plans and arrangements up to the maximum benefit specified in the Plan.
The Plan also provides supplemental survivor's income to Participant's Bene-
ficiaries.


Section 2.	Participation by Eligible Executives.

	2.1. 	Eligible Executives on Effective Date.  An employee who is an Eligible
Executive on the Effective Date will become a Participant in the Plan beginning on the Effective Date if he agrees in writing to waive all rights he may have under the Prior Plan.

	2.2. 	Eligible Executives After Effective Date.  An employee who first becomes an Eligible Executive after the Effective Date will not become a Participant in the Plan unless the Compensation Committee, in its sole discretion, permits him to do so.  If the Compensation Committee does permit him to participate in the Plan, the Eligible Executive will become a Participant in the Plan on the date specified by the Compensation Committee in its sole discretion.

	2.3. 	Written Proof of Participation Required.  No employee will become a
Participant in the Plan unless he and the Company execute a copy of the Plan document recognizing his participation in the Plan.  The executed copy will constitute an agreement between the Company and the employee that binds both of them to the terms of the Plan.  Their agreement will be binding on their heirs, executors, administrators, successors, and assigns, both present and future.  The executed copy must be signed on the Company's behalf by an authorized officer (other than the employee) and by the employee on his own behalf.  In the case of an employee who becomes a Participant under Section
0, the executed copy will also constitute his written agreement to waive all rights he may have under the Prior Plan.


Section 3. 	Accrued Benefit.

	3.1. 	Definition.  A Participant's Accrued Benefit under the Plan is a monthly benefit equal to the Applicable Percentage of his Final Average Compensation,
payable in the form of a Ten-Year Certain Life Annuity beginning on his Normal
Retirement Date, and reduced in accordance with Section 0.

3.2. 	Applicable Percentage.  A Participant's Applicable Percentage is the
percentage that is specified by the Compensation Committee with respect to the Participant for purposes of the Plan and that is reflected in the written agreement between the Company and the Participant executed in accordance with
Section 0.

	3.3. 	Final Average Compensation.  A Participant's Final Average Compensation
is one-twelfth the average of his Annual Compensation for the 2 consecutive or nonconsecutive calendar years during which the average of his Annual
Compensation is the highest.  The Annual Compensation of a Participant for a calendar year is the amount of base salary and cash bonus paid to him for the calendar year.  Annual Compensation earned more than 10 years before the year in which the Participant's employment with the Company terminates is ignored.
Annual Compensation does not include any amount realized as a result of the grant, modification, or exercise of a stock option.

	3.4.	Required Reductions.  The monthly installments otherwise included in a
Participant's Accrued Benefit will be reduced as follows:

		(a) First, each monthly installment will be reduced by the monthly amount of a benefit that is the Actuarial Equivalent of all employer-provided benefits the Participant has received, is receiving, or is expected to receive under any defined benefit plan (other than this Plan), regardless of whether the defined benefit plan is maintained by the Company or another employer, including an unrelated employer.  Employer-provided benefits provided to an alternate payee under a domestic relations order will be treated as if they were provided to the Participant.

		(b) Second, each monthly installment will be further reduced by the monthly amount of a benefit that is the Actuarial Equivalent of all employer-provided account balances accumulated on the Participant's behalf under any defined contribution plan, regardless of whether the defined contribution plan is maintained by the Company or another employer, including an unrelated employer.
Employer-provided account balances do not include any portion of an account balance attributable to salary reduction contributions made by the Participant, regardless of whether the contributions are made on a pre-tax or an after-tax basis.  Account balances will be determined as of 30 days before the
Participant's Benefit Starting Date.  Distributions previously made from the
Participant's accounts will be taken into account, plus interest from the date of distribution.  Employer-provided account balances provided to an alternate payee under a domestic relations order will be treated as if they were provided to the Participant.

		(c) Third, after the preceding reductions have been made, each monthly installment that is scheduled to be made after the Participant reaches Social
Security Retirement Age will be further reduced by one-half the monthly amount of the federal Social Security old-age benefit he is entitled to begin receiving on his Social Security Retirement Age.

		(d) Fourth, if the Participant elects to begin receiving benefits before his
Normal Retirement Date, the monthly installment resulting after the preceding reductions have been made will be further reduced by one-half of one percent for each month during which benefits are scheduled to be paid before his Normal
Retirement Date.

		(e) Fifth, after the preceding reductions have been made, the resulting monthly installment will be further reduced by multiplying it by the
Participant's Vested Percentage.  The Vested Percentage is 100 percent in the case of a Participant with 5 or more Years of Service, 75 percent in the case of a Participant with 4 but less than 5 Years of Service, 50 percent in the case of a Participant with 3 but less than 4 Years of Service, 25 percent in the case of a Participant with 2 but less than 3 Years of Service, and zero percent in the case of a Participant with less than 2 Years of Service.  A
Participant is deemed to have completed 5 Years of Service if he dies or becomes Disabled, or if a Change in Control occurs, before his Benefit Starting
Date.

		(f) Sixth, after the preceding reductions have been made, each monthly installment made during a month for which the Participant receives benefits under a long-term disability plan maintained by the Company will be further reduced by the amount of the employer-provided long-term disability benefit he receives for that month.


Section 4. 	Retirement Benefits.

	4.1. 	Normal Retirement Benefit.  A Participant who retires from service with the Company on his Normal Retirement Date is entitled to a Normal Retirement
Benefit.  Unless he elects otherwise, he will receive his Normal Retirement
Benefit in the form of a Ten-Year Certain Life Annuity beginning on his Normal
Retirement Date.  The monthly installments made under his Normal Retirement
Benefit will be the same as the monthly installments under his Accrued Benefit.

	4.2. 	Late Retirement Benefit.  A Participant who retires from service with the Company after his Normal Retirement Date is entitled to a Late Retirement
Benefit.  Unless he elects otherwise, he will receive his Late Retirement
Benefit in the form of a Ten-Year Certain Life Annuity beginning on the first day of the month after he retires from service with the Company.  The monthly installments made under his Late Retirement Benefit will be the same as the monthly installments under his Accrued Benefit, beginning with the monthly installment for the month that includes his Late Retirement Date.  However, he will not receive any monthly installments that would have been made under his Accrued Benefit before his Late Retirement Date, and no adjustment will be made in his Late Retirement Benefit to reflect the loss of these installments.
For purposes of calculating the Final Average Compensation of a Participant entitled to a Late Retirement Benefit, Annual Compensation paid after the
Participant's Normal Retirement Date will be taken into account.

	4.3. 	Early Retirement Benefit.  A Participant who retires from service with the Company on or after age 55 but before his Normal Retirement Date is entitled to an Early Retirement Benefit.  Unless he elects otherwise, he will receive his Early Retirement Benefit in the form of a Ten-Year Certain
Life Annuity beginning on his Normal Retirement Date.  The monthly installments made under his Early Retirement Benefit will be the same as the monthly installments under his Accrued Benefit.  However, he may elect to begin receiving his Early Retirement Benefit on the first day of any month before his Normal Retirement Date and on or after the date he retires from service with the Company.

	4.4. 	Vested Retirement Benefit.  A Participant whose employment with the
Company terminates for any reason before age 55 following a Change in Control is entitled to a Vested Retirement Benefit.  Unless he elects otherwise, he will receive his Vested Retirement Benefit in the form of a Ten-Year Certain
Life Annuity beginning on his Normal Retirement Date.  The monthly installments made under his Vested Retirement Benefit will be the same as the monthly installments under his Accrued Benefit.  However, he may elect to begin receiving his Vested Retirement Benefit on the first day of any month before his Normal Retirement Date and on or after age 55.

	4.5. 	Disability Retirement Benefit.  A Participant who becomes Disabled before his employment with the Company terminates and before he satisfies the requirements for another Retirement Benefit under this Section 0 is entitled to a Disability Retirement Benefit. Unless he elects otherwise, he will receive his Disability Retirement Benefit in the form of a Ten-Year Certain Life
Annuity beginning on his Normal Retirement Date. The monthly installments made under his Disability Retirement Benefit will be the same as the monthly installments under his Accrued Benefit. However, he may elect to begin receiving his Disability Retirement Benefit on the first day of any month before his Normal Retirement Date and on or after age 55.

	4.6. 	Joint & Survivor Annuity Option.  A Participant may elect to receive his
Retirement Benefit in the form of a Ten-Year Certain Joint & Survivor Annuity rather than a Ten-Year Certain Life Annuity.  The Ten-Year Certain Joint &
Survivor Annuity may begin on the first day of any month on which the
Participant is entitled to begin receiving his Retirement Benefit and will be the Actuarial Equivalent of the Retirement Benefit that would have been payable to him in the form of a Ten-Year Certain Life Annuity beginning on that day.
Any election under this Section 0 must be made before the Participant's Benefit
Starting Date and may not be changed or revoked after that date.

	4.7. 	Lump Sum Option.  Alternatively, a Participant may elect to receive his
Retirement Benefit in the form of a lump sum rather than a Ten-Year Certain
Life Annuity.  The lump sum may be paid on the first day of any month on which the Participant is entitled to begin receiving his Retirement Benefit and will equal the Actuarial Present Value of the Retirement Benefit that would have been payable to him in the form of a Ten-Year Certain Life Annuity beginning on that day.  Any election under this Section 0 must be made before the Participant's Benefit Starting Date and may not be changed or revoked after that date.


Section 5. 	Preretirement Death Benefits.

	5.1. 	Lump Sum Benefit.  If a Participant dies before his Benefit Starting
Date, his Beneficiary is entitled to a Preretirement Death Benefit, even if the
Participant has not satisfied the requirements for a Retirement Benefit under
Section 0 at the time of his death.  Except as provided in Section 0, the Preretirement Death Benefit will be paid as soon as administratively feasible after the Participant's death in the form of a lump sum equal to the
Actuarial Present Value of the first 120 monthly installments that would have been paid to the Participant under a Ten-Year Certain Life Annuity that began on the earliest date after his death on which he could have elected to begin receiving benefits under Section 0, had he not died.

	5.2. 	Annuity Options Available to Spouse Beneficiaries.  In lieu of the lump sum described in Section 0, a Beneficiary who is married to the Participant at the time of his death may elect to receive the Preretirement Death Benefit in the form of either a Single Life Annuity or a Ten-Year Certain Fixed
Annuity.  The Beneficiary may elect to begin receiving the Single Life Annuity or Ten-Year Certain Fixed Annuity on any date after the Participant's death on which the Participant could have elected to begin receiving benefits under
Section 0, had he not died.  Any election under this Section 0 must be made before the Beneficiary's Benefit Starting Date and may not be changed or revoked after that date.


Section 6.	Nature of Participant's Interest in Plan.

	6.1. 	No Right to Assets.  Participation in the Plan does not create, in favor of any Participant or Beneficiary, any right or lien in or againsy any asset of the Company.  Nothing contained in the Plan, and no action taken under its provisions, will create or be construed to create a trust of any kind, or a fiduciary relationship, between the Company and a Participant or any other person.  The Company's promise to pay benefits under the Plan will at all times remain unfunded as to each Participant and Beneficiary, whose rights under the
Plan are limited to those of a general and unsecured creditor of the Company.

	6.2. 	No Right to Transfer Interest.  Rights to benefits payable under the
Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance.  However, the Administrative Committee may permit a Participant or Beneficiary to enter into a revocable arrangement to pay all or part of his benefits under the Plan to a revocable grantor trust (a so-called "living trust").  In addition, the Administrative Committee may recognize the right of an alternate payee named in a domestic relations order to receive all or part of a Participant's benefits under the Plan, but only if
(a) the domestic relations order would be a "qualified domestic relations order" within the meaning of section 414(p) of the Code (if section 414(p)
applied to the Plan), (b) the domestic relations order does not attempt to give the alternate payee any right to any asset of the Company, (c) the domestic relations order does not attempt to give the alternate payee any right to receive payments under the Plan at a time or in an amount that the Participant could not receive under the Plan, and (d) the amount of the Participant's benefits under the Plan are reduced to reflect any payments made or due the alternate payee.

	6.3. 	No Employment Rights.  No provisions of the Plan and no action taken by the Company, the Board of Directors, the Compensation Committee, or the
Administrative Committee will give any person any right to be retained in the employ of the Company, and the Company specifically reserves the right and power to dismiss or discharge any Participant.

	6.4. 	Withholding and Tax Liabilities.  The amount of any withholdings required to be made by any government or government agency will be deducted from benefits paid under the Plan to the extent deemed necessary by the Administrative Committee. In addition, the Participant or Beneficiary (as the case may be) will bear the cost of any taxes not withheld on benefits provided under the Plan, regardless of whether withholding is required.


Section 7.	Administration, Interpretation, and Modification of Plan.

	7.1.  	Plan Administrator.  The Administrative Committee will administer the
Plan.

	7.2. 	Powers of Committee.  The Administrative Committee's powers include, but are not limited to, the power to adopt rules consistent with the Plan; the power to decide all questions relating to the interpretation of the terms and provisions of the Plan; and the power to resolve all other questions arising under the Plan (including, without limitation, the power to remedy possible ambiguities, inconsistencies, or omissions by a general rule or particular decision).  The Administrative Committee has discretionary authority to exercise each of the foregoing powers.

	7.3. 	Finality of Committee Determinations.  Determinations by the
Administrative Committee and any interpretation, rule, or decision adopted by the Administrative Committee under the Plan or in carrying out or administering the Plan will be final and binding for all purposes and upon all interested persons, their heirs, and their personal representatives.

	7.4. 	Incapacity.  If the Administrative Committee determines that any person entitled to benefits under the Plan is unable to care for his affairs because of illness or accident, any payment due (unless a duly qualified guardian or other legal representative has been appointed) may be paid for the benefit of such person to his spouse, parent, brother, sister, or other party deemed by the Administrative Committee to have incurred expenses for such person.

	7.5. 	Amendment, Suspension, and Termination.  The Board of Directors has the
right by written resolution to amend, suspend, or terminate the Plan at any time.  However, no amendment, suspension, or termination will apply to an employee who already is a Participant in the Plan without his express written consent.

	7.6. 	Power to Delegate Board Authority.  The Board of Directors may, in its
sole discretion, delegate to any person or persons all or part of its authority and responsibility under the Plan, including, without limitation, the authority to amend the Plan.

	7.7. 	Headings.  The headings used in this document are for convenience of reference only and may not be given any weight in interpreting any provision of the Plan.

	7.8. 	Severability.  If any provision of the Plan is held illegal or invalid for any reason, the illegality or invalidity of that provision will not affect the remaining provisions of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provision had never been included in the
Plan.

	7.9. 	Governing Law.  The Plan will be construed, administered, and regulated in accordance with the laws of the Commonwealth of Pennsylvania, except to the extent that those laws are preempted by federal law.

	7.10. 	Complete Statement of Plan.  This Plan supersedes the Prior Plan with respect to the Participants.  This Plan contains a complete statement of its terms.  The Plan may be amended, suspended, or terminated only in writing and then only as provided in Section 0.  A Participant's right to any benefit of a type provided under the Plan will be determined solely in accordance with the terms of the Plan.  No other evidence, whether written or oral, will be taken into account in interpreting the provisions of the Plan.  Notwithstanding the preceding provisions of this Section 0, for purposes of determining benefits with respect to a Participant, this Plan will be deemed to include (a)
the provisions of the written agreement between the Company and the Participant executed in accordance with Section 0, and (b) the provisions of any other written agreement between the Company and the Participant to the extent such other agreement explicitly provides for the incorporation of some or all of its terms into this Plan.


Section 8.	Terms Used in the Plan.

	8.1. 	Gender and Number.  Words used in the masculine gender in the Plan are intended to include the feminine and neuter genders, where appropriate.  Words used in the singular form in the Plan are intended to include the plural form, where appropriate, and vice versa.

	8.2. 	Definitions.  When used in capitalized form in the Plan, the following words and phrases have the following meanings, unless the context clearly indicates that a different meaning is intended:

		"Accrued Benefit" means the benefit described in Section 0.

		"Actuarial Equivalent" means the following: an amount or benefit is the
 "Actuarial Equivalent" of, or is "Actuarially Equivalent" to, another amount or benefit as of a specified date, if the Actuarial Present Value as of the specified date of the first amount or benefit equals the Actuarial Present
Value as of the specified date of the second amount or benefit, when calculated using the same actuarial assumptions.  Actuarial Equivalence under Section 0 will be determined as of the Participant's Normal Retirement
Date, and the resulting benefit will be expressed in the form of a Ten-Year
Certain Life Annuity beginning on the Participant's Normal Retirement Date.
Actuarial Equivalence under Section 0 will be determined as of the
Participant's Benefit Starting Date, and the resulting benefit will be ex-
pressed in the form of a Ten-Year Certain Joint & Survivor Annuity beginning on the Participant's Benefit Starting Date. Actuarial Equivalence under the definition of "Single Life Annuity" in this Section 0 will be determined as of the Beneficiary's Benefit Starting Date, and the resulting benefit will be expressed in the form of a Single Life Annuity beginning on the Beneficiary's
Benefit Starting Date.

		"Actuarial Present Value" means the value as of a specified date of an amount or a series of amounts due before or thereafter, where each amount is multiplied by the probability that the condition or conditions on which payment of the amount is contingent will be satisfied, and where each amount so multiplied is then increased (if due before) or discounted (if due thereafter)
according to an assumed rate of interest to reflect the time value of money.
Unless the Plan specifies otherwise, the mortality table and interest rate -
used to calculate the Actuarial Present Value of an amount or series of amounts will be the mortality table and interest rate in effect under section
417(e)(3)(A)(ii) of the Code 90 days before the Participant's Benefit Starting
Date.

		"Administrative Committee" means the Administrative Committee appointed to administer the JLG Industries, Inc. Employees' Retirement Savings Plan.
However, following a Change in Control, "Administrative Committee" means the trustee under the grantor trust maintained by the Company in connection with the Plan.

		"Annual Compensation" has the meaning assigned to that term in Section 0.

		"Applicable Percentage" has the meaning assigned to that term in Section 0.

		"Associate" has the meaning assigned to that term for purposes of Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act.

		"Beneficial Owner" means the following: a Person is deemed to be the
"Beneficial Owner" of, to "Beneficially Own," and to have "Beneficial
Ownership" of, any securities:

			(1) which such Person or any of such Person's Securities Law Affiliates or
Associates beneficially owns, directly or indirectly;

			(2) which such Person or any of such Person's Securities Law Affiliates or
Associates has (A) the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement, arrangement, or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided that a Person shall not be deemed the "Beneficial Owner" of, or to "Beneficially Own," or to have "Beneficial
Ownership" of, securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Securities Law Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B)
the right to vote pursuant to any agreement, arrangement, or understanding
(whether or not in writing); providedthat a Person shall not be deemed the
"Beneficial Owner" of, or to "BeneficiallyOwn," or to have "Beneficial
Ownership" of, any security under this clause (B)if the agreement, arrangement, or understanding to vote such security (i)arises solely from a revocable proxy given in response to a public proxy orconsent solicitation made pursuant to, and in accordance with, the applicablerules and regulations of the Securities
Exchange Act, and (ii) is not also then reported by such Person on Schedule 13D under the Securities Exchange Act (or any comparable or successor report); or

			(3) which are beneficially owned, directly or indirectly, by any other
Person (or any Securities Law Affiliate or Associate thereof) with which such
Person or any of such Person's Securities Law Affiliates or Associates has any
agreement, arrangement, or understanding (whether or not in writing) or with which such Person or any of such Person's Securities Law Affiliates have otherwise formed a group for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B)(i) of paragraph (2), above), or disposing of any securities of the Company.

		"Beneficiary" means the person designated in writing by a Participant to receive benefits under the Plan after the Participant's death.  If a
Participant dies before his Benefit Starting Date and he has failed to designate a Beneficiary or his designated Beneficiary fails to survive him, his
Beneficiary will be the person to whom he is married at the time of his death, or if he is not married at that time, his Beneficiary will be the executor of his will or the administrator of his estate.  If a Participant ho has elected a Ten-Year Certain Life Annuity dies on or after his Benefit
Starting Date and he has failed to designate a Beneficiary or his Beneficiary fails to survive him, his Beneficiary will be the person to whom he is married at the time of his death, or if he is not married at that time, the Actuarial
Present Value of the payments (if any) to be made after his death will be paid in an immediate lump sum to the executor of his will or the administrator of his estate.  A Participant may revoke in writing a prior designation of a
Beneficiary at any time before the earlier of the Participant's death or his
Benefit Starting Date.  In addition, a Participant may revoke in writing a prior designation of a Beneficiary under a Ten-Year Certain Life Annuity at any time before the Participant's death.  A Beneficiary under a Ten-Year Certain
Life Annuity or a Ten-Year Certain Fixed Annuity may designate in writing a person to receive any benefits due under the Plan after the Beneficiary's death
(a "Beneficiary's Beneficiary").  The Beneficiary may revoke this designation in writing at any time before his death.

		"Benefit Starting Date" means the date on which a Participant or Beneficiary is scheduled to begin receiving benefits under the Plan.

		"Board of Directors" means the Board of Directors of the Company.

		"Change in Control" means the first to occur of the following events:

			(1) an acquisition (other than directly from the Company) of securities of the Company by any Person, immediately after which such Person, together with all Securities Law Affiliates and Associates of such Person, becomes the
Beneficial Owner of securities of the Company representing 25 percent or more of the Voting Power; provided that, in determining whether a Change in Control has occurred, the acquisition of securities of the Company in a Non-Control
Acquisition will not constitute an acquisition that would cause a Change in
Control; or

			(2) three or more directors, whose election or nomination for election is not approved by a majority of the members of the Incumbent Board then serving as members of the Board of Directors, are elected within any single 12-month period to serve on the Board of Directors; provided that an individual whose election or nomination for election is approved as a result of either an actual or threatened Election Contest or Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, will be deemed not to have been approved by a majority of the Incumbent Board for purposes of this definition; or

			(3) members of the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or

			(4) approval by shareholders of the Company of:

				(A) a merger, consolidation, or reorganization involving the
Company, unless

					(i) the shareholders of the Company, immediately before
the merger, consolidation, or reorganization, own, directly or indirectly immediately following such merger, consolidation, or reorganization, at least 75 percent of the combined voting power of the outstanding voting securities of the corporation resulting from such merger, consolidation, or reorganization in substantially the same proportion as their ownership of the voting securities
immediately before such merger, consolidation, or reorganization;

					(ii) individuals who were members of the Incumbent Board
immediately prior to the execution of the agreement providing for such merger, consolidation, or reorganization constitute at least a majority of the board of directors of the Surviving Corporation; and

					(iii) no Person (other than (1) the Company or any Subsidi-
ary thereof, (2) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, any Subsidiary thereof, or the Surviving Corporation, or (3) any Person who, immediately prior to such merger, consolidation, or reorganization, had
Beneficial Ownership of securities representing 25 percent or more of the Voting Power) has Beneficial Ownership of securities re-
presenting 25 percent or more of  the combined voting power of the Surviving Corporation's then outstanding voting securities;

				(B) a complete liquidation or dissolution of the Company; or

				(C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary of the Company).

		"Code"  means the Internal Revenue Code of 1986, as amended and in effect from time to time.

		"Company"  means JLG Industries, Inc., and any successor to JLG Industries,
Inc.  Employment with the Company includes employment with any corporation, partnership, or other organization required to be aggregated with the Company under sections 414(b) and (c) of the Code.

		"Compensation Committee" means the Compensation Committee of the Board of
Directors.

		"Disability Retirement Benefit" means the benefit described in Section 0.

		"Disabled" means entitled to receive benefits under a long-term disability plan maintained by the Company.

		"Early Retirement Benefit" means the benefit described in Section 0.

		"Effective Date" means June 1, 1995.

		"Election Contest" means an election contest described in Rule 14a-11 promul-
gated under the Securities Exchange Act.

		"Eligible Executive" means an employee of the Company who is an officer of the Company or who holds any other key position designated by the Compensation
Committee in its sole discretion.

		"Final Average Compensation" has the meaning assigned to that term in Section
0.

		"Incumbent Board" means individuals who, as of the close of business on the
Effective Date, are members of the Board of Directors; provided that, if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least 75 percent of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided further that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened Election Contest or other actual or threatened Proxy Contest, including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest.

		"Late Retirement Benefit" means the benefit described in Section 0.

		"Late Retirement Date" means the first day of the month following the month in which a Participant retires from service with the Company, if he retires from service with the Company after his Normal Retirement Date.

		"Non-Control Acquisition" means an acquisition by (1) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B)
any of its Subsidiaries, (2) the Company or any of its Subsidiaries, or (3) any
Person in connection with a Non-Control Transaction.

		"Non-Control Transaction" means any transaction described in clauses
(4)(A)(i) through (iii) of the definition of "Change in Control."

		"Normal Retirement Benefit" means the benefit described in Section 0.

		"Normal Retirement Date" means the first day of the month following the month in which a Participant reaches age 62, unless a Change in Control occurs, in which case Normal Retirement Date means the first day of the month following the month in which the Participant reaches age 60.  In the case of a
Participant who dies before reaching his Normal Retirement Date, Normal
Retirement Date means the day on which the Participant would have reached his Normal Retirement Date had he not died.

		"Participant" means a member of a select group of management or highly com-
pensated employees of the Company who has become a participant in the Plan under Section 0.

		"Person"  means any individual, firm, corporation, partnership, joint venture, association, trust, or other entity.

		"Plan" means the JLG Industries, Inc. Supplemental Executive Retirement Plan
as set forth in this document.

		"Preretirement Death Benefit" means the benefit described in Section 0.

		"Prior Plan" means an individual agreement (customarily denominated a
"Deferred Compensation Benefit Agreement") between the Company and the employee that provides for unfunded deferred compensation benefits and certain other benefits specified in the agreement.

		"Proxy Contest" means a solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

		"Retirement Benefit" means a Normal Retirement Benefit, a Late Retirement
Benefit, an Early Retirement Benefit, a Vested Retirement Benefit, or a
Disability Retirement Benefit.

		"Section"  means a section of this Plan.  For example, a reference to Section
2 includes a reference to Sections 2.1 through 2.3, while a reference to
Section 2.1 is intended as a reference to Section 2.1 only.

		"Securities Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

		"Securities Law Affiliate" means an "affiliate" as defined for purposes of
Rule 12b-2 of the General Rules and Regulations under the Securities Exchange
Act.

		"Single Life Annuity" means an annuity payable in equal monthly installments to a Beneficiary, beginning with the calendar month in which the Beneficiary's
Benefit Starting Date occurs and ending with the calendar month in which the
Beneficiary dies.  The Single Life Annuity payable to a Beneficiary will be the
Actuarial Equivalent of the Preretirement Death Benefit that the Beneficiary could have elected to receive in the form of a Ten-Year Certain Fixed Annuity beginning on the same day.

		"Social Security Retirement Age" means the earliest age at which the
Participant is entitled to begin receiving federal Social Security old-age benefits.  In the case of a Participant who dies before reaching his Social
Security Retirement Date, Social Security Retirement Date means the day on which the Participant would have reached his Social Security Retirement Date had he not died.

 		"Subsidiary" of any Person means any corporation or other entity of which at least 80 percent (or such lesser percentage as the Administrative Committee may determine) of the voting power of the voting equity securities or voting interest therein is owned, directly or indirectly, by such Person.

		"Surviving Corporation" means a corporation resulting from a merger, consolidation, or reorganization described in paragraph (4)(A)(i) of the definition of "Change in Control."

		"Ten-Year Certain Fixed Annuity" means an annuity payable in 120 monthly installments that are equal to the first 120 monthly installments that would have been paid to the Participant (had he not died) under a Ten-Year Certain
Life Annuity that began on the Beneficiary's Benefit Starting Date.  The 120 monthly installments will be paid to the Beneficiary unless the Beneficiary dies before all 120 monthly installments have been paid, in which case the
Actuarial Present Value of the remaining installments will be paid to the
Beneficiary's Beneficiary in an immediate lump sum.

		"Ten-Year Certain Joint & Survivor Annuity" means an annuity payable in equal monthly installments to the Participant, beginning with the calendar month in which his Benefit Starting Date occurs and ending with the calendar month in which he dies, and thereafter in equal monthly installments of the same or a lesser amount to his surviving Beneficiary (if any), beginning with the calendar month following the calendar month in which he dies and ending with the calendar month in which the Beneficiary dies, provided that if the
Participant and his Beneficiary both die before the end of the 120-month period that begins on the Participant's Benefit Starting Date, the Actuarial Present
Value of the additional monthly installments that would have been paid to the last to survive of the Participant and his Beneficiary (had the last survivor not died until the end of the 120-month period) will be paid in an immediate lump sum to the executor of the last survivor's will or the administrator of the last survivor's estate.  At the time he elects a Ten-Year Certain Joint &
 Survivor Annuity, the Participant must designate a named natural person as his
Beneficiary and must specify whether the monthly amount payable to the
Beneficiary will be 50 or 100 percent of the monthly amount payable to him under the Ten-Year Certain Joint & Survivor Annuity.  After his Benefit
Starting Date, the terms of his election may not be changed or revoked.

		"Ten-Year Certain Life Annuity" means an annuity payable in monthly install-
ments to the Participant, beginning with the calendar month in which his
Benefit Starting Date occurs and ending with the calendar month in which he dies, provided that if he dies before the end of the 120-month period that begins on his Benefit Starting Date, the monthly installments will be continued
to his Beneficiary, beginning with the calendar month following the calendar month in which the Participant dies and ending with the calendar month in which the 120-month period ends.  Except as required under Section 0(e) and (f), the monthly installments payable under a Ten-Year Certain Life Annuity will be equal in amount.

		"Year of Service" has the meaning assigned to that term under the JLG
Industries, Inc. Employees' Retirement Savings Plan.

		"Vested Retirement Benefit" means the benefit described in Section 0.

		"Voting Power" means the voting power of all securities of the Company then outstanding generally entitled to vote for the election of directors of the
Company.

	JLG  INDUSTRIES, INC.

Attest:                                        	By:

Title:                                          	Title: